Exhibit 10.1.2

AMENDMENT NO. 1 TO TERM LOAN AGREEMENT

THIS AMENDMENT NO. 1 TO TERM LOAN AGREEMENT (this “Amendment”), is dated as of July 11, 2018, among MINERA PLATA REAL S. DE R.L. DE C.V., OPERACIONES SAN JOSE DE PLATA, S. DE R.L. DE C.V., and SERVICIOS SAN JOSE DE PLATA, S. DE R.L. DE C.V. (collectively, the “Borrowers”), DOWA METALS & MINING CO., LTD., as lender (together with its respective successors and assigns, the “Lender”), and SUNSHINE SILVER MINING & REFINING CORPORATION and LOS GATOS LUXEBOURG S.ar.L (together “SSMRC”).

WHEREAS, the Borrowers, Lender, SSMRC and SSMRC Lux are a party to the Term Loan Agreement, dated as of July 11, 2017 (the “Existing Loan Agreement”); and

WHEREAS, the Borrowers have requested, and the Lender has agreed, to amend the Loan Agreement as set forth herein (as amended pursuant hereto, the “Loan Agreement”).

THEREFORE, subject to the terms and conditions set forth herein and for other good and valuable consideration, the parties hereby agree as follows:

Section 1                                             Defined Terms.

Any defined term used herein and not otherwise defined shall have the meaning ascribed thereto in the Loan Agreement.

Section 2                                             Amendments.

2.1                               The definition of “Excess Cash Flow” as set forth in Section 1.1 of the Existing Loan Agreement is hereby amended and restated in its entirety as follows:

Excess Cash Flow shall mean, for any period, EBITDA for such period, less interest expense paid or payable during such period, taxes paid during such period, payments of principal made under Section 2.4(b)(i) of this Agreement, and payments made to the Debt Service Reserve Account and to the Operating and Capital Cost Reserve Account during such period.

2.2                               Section 3.1(a) of the Existing Loan Agreement is hereby amended by replacing the words “each Borrower” in clause (iv) with the word “Guarantor”.

2.3                               Section 5.12 of the Existing Loan Agreement is hereby amended and restated in its entirety as follows:

Borrowers shall maintain accounts funded in an amount sufficient to pay (i) one semi-annual payment of principal (the “Debt Service Reserve Account”), and (ii) the Borrowers’ operations for a three-month period as set forth in the Budget (the “Operating and Capital Reserve Cost Account”). Such accounts shall be funded in full no later than two (2) Business Days prior to June 30, 2020 and shall be maintained at a financial institution reasonably satisfactory to Lender and pledged to Lender as Collateral. Monthly statements shall be provided by the financial institution to Lender indicating the balances thereof. Borrowers will be permitted day-to-day access to such accounts so long as the minimum balances are at all times maintained and may draw on such balances solely for their stated purposes.

Section 3                                             Miscellaneous

3.1                               Borrowers and SSMRC acknowledge and confirm to the Lender that the Loan Agreement and each of the other Loan Documents shall remain in full force and effect and shall continue to evidence, secure or otherwise guarantee and support the obligations owing by the Borrowers and SSMRC to the Lender pursuant thereto, and, after giving effect to this Amendment, each Borrower and SSMRC hereby ratifies and affirms each of the foregoing documents to which it is a party.

3.2                               Borrowers and SSMRC acknowledge and agree that, except as expressly set forth herein, Lender shall not have waived or be deemed to have waived any of its rights or remedies under the Loan Agreement or any of the other Loan Documents which documents shall remain in full force and effect in accordance with their terms as modified by this Amendment.

3.3                               This Amendment may be executed in any number of counterparts, including by telecopy, email or any other electronic means that reproduces an image of the actual executed signature page to this Amendment, and by the various parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

3.4                               This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to any choice of law principles that impose or attempt to impose the law(s) of any other jurisdiction.

[signature pages follow]

2

The parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

BORROWERS:

MINERA PLATA REAL, S. DE R.L. DE C.V.

By:	/s/ Roger Johnson
Name: Roger Johnson
Title: Treasurer

OPERACIONES SAN JOSE DE PLATA, S. DE R.L. DE C.V.

By:	/s/ Roger Johnson
Name: Roger Johnson
Title: Treasurer

SERVICES SAN JOSE DE PLATA, S. DE R.L. DE C.V.

By:	/s/ Roger Johnson
Name: Roger Johnson
Title: Treasurer

[A1 to Loan Agreement]

SSMRC:

SUNSHINE SILVER MINING AND REFINING CORPORATION

By:	/s/ Stephen Orr
Name: Stephen Orr
Title: Executive Chairman & CEO

LOS GATOS LUXEMBOURG S.ar.L

By:	/s/ Stephen Orr
Name: Stephen Orr
Title: Executive Chairman & CEO

[Loan Agreement]

LENDER:

DOWA METALS & MINING CO., LTD.

By:	/s/ Toshiaki Suyama
Name: Toshiaki Suyama
Title: President

[A1 to Loan Agreement]